UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 12, 2024

Seer, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39747	82-1153150
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

3800 Bridge Parkway, Suite 102

Redwood City, California 94065

(Address of principal executive offices, including zip code)

650-453-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last reports)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	SEER	The NASDAQ Stock Market LLC (The NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 12, 2024, Seer, Inc. (the "Company") held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). Present at the meeting in person virtually or by proxy were holders of the Company's Class A and Class B common stock, representing 82,825,210, or approximately 81.7%, of the 101,341,401 eligible votes, constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following items at the Annual Meeting:

1.
To elect Omid Farokhzad, M.D., Meeta Gulyani, David Hallal and Terrance McGuire as directors; and
2.
To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Proposal One – Election of Directors

The table below presents the voting results of the election of the four directors to the Company’s Board of Directors to serve until the 2025 annual meeting of stockholders by the Company’s stockholders:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Omid Farokhzad, M.D.	67,011,703	6,060,740	9,752,767
Meeta Gulyani	71,816,121	1,256,322	9,752,767
David Hallal	66,396,209	6,676,234	9,752,767
Terrance McGuire	71,787,149	1,285,294	9,752,767

Proposal Two – Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
82,731,616	23,775	69,819	-

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEER, INC.

Date: June 14, 2024	By:	/s/ David Horn
David Horn
President and Chief Financial Officer